$6,000,000.00



                           AMENDMENT NO. 3 AND CONSENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 21, 1999

                                  by and among

                             ALLION HEALTHCARE, INC.
                           F/K/A THE CARE GROUP, INC.
                              MAIL ORDER MEDS, INC.
                        MAIL ORDER MEDS OF NEW YORK, INC.
                        F/K/A CARE LINE OF NEW YORK, INC.

                                  ("BORROWER")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                            F/K/A HCFP FUNDING, INC.

                                   ("LENDER")




                           Amended as of May 28, 2003

           AMENDMENT NO. 3 AND CONSENT TO LOAN AND SECURITY AGREEMENT


          THIS AMENDMENT NO. 3 AND CONSENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made as of this 28th day of May, 2003, by and among ALLION HEALTHCARE, INC. F/K/A THE CARE GROUP, INC., a Delaware corporation ("ALLION"), MAIL ORDER MEDS, INC., a Texas corporation ("MEDS") and MAIL ORDER MEDS OF NEW YORK, INC. F/K/A CARE LINE OF NEW YORK, INC., a New York corporation, ("MOMS" and, collectively with Allion and Meds, "BORROWER"), and HELLER HEALTHCARE FINANCE F/K/A HCFP FUNDING, INC., a Delaware corporation ("LENDER").

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the "LOAN AGREEMENT"), Lender agreed to make available to Borrower a revolving credit loan (the "LOAN");

         WHEREAS, Borrower has informed Lender that Allion and its subsidiary, Moms Pharmacy, Inc. ("MOMS"), have entered into a Stock Purchase Agreement, dated May __, 2003 (the "STOCK PURCHASE AGREEMENT"), with Darin A. Peterson and Allan H. Peterson (collectively, "SELLER"), pursuant to which Seller will sell to Moms all of the issued and outstanding shares of capital stock (the "TARGET SHARES") of Medicine Made Easy, a California corporation, for aggregate consideration of $4,650,000 and warrants to purchase 227,273 shares of common stock of Allion, payable in accordance with Section 1.5 and Section 1.6 of the Stock Purchase Agreement, and subject to adjustment as set forth in Section 1.7 of the Stock Purchase Agreement (such sale, the "PROPOSED TRANSACTION");

         WHEREAS, Section 7.4 of the Loan Agreement prohibits Borrower from acquiring all or substantially all of the capital stock of any Person (as defined in the Loan Agreement) if the aggregate consideration payable in respect of any single acquisition exceeds $1,000,000; and

         WHEREAS, in connection with the closing of the Proposed Transaction, Borrower has requested that Lender provide its written consent to the Proposed Transaction, increase the Maximum Loan Amount (as defined in the Loan Agreement), permit the issuance of subordinated, secured promissory notes in an aggregate principal amount of $2,400,000 for the purpose of funding a portion of the purchase price of the Proposed Acquisition, and make certain other modifications to the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

          SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. EXTENSION OF TERM. As of the Effective Date (as defined below), Lender shall extend the initial Term of the Loan Agreement by three (3) years, to and including April 21, 2006, subject to the terms and conditions of the Loan Agreement, including Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default.

         SECTION 3. INCREASE IN MAXIMUM LOAN AMOUNT. As of the Effective Date (as defined below), the Maximum Loan Amount shall be increased from Four Million and No/100 Dollars ($4,000,000.00) to Six Million and No/100 Dollars ($6,000,000.00).

         SECTION 4. AMENDMENTS TO LOAN AGREEMENT. As of the Effective Date, the Loan Agreement shall be modified as follows:

                  (a) Section 1.36 of the Loan Agreement is hereby amended by deleting the period at the end thereof and inserting the following:

                  "; (j) with respect to the Subordinated Obligations issued to Darin A. Peterson and Allan H. Peterson, liens in existence on the date such Subordinated Obligations are issued securing indebtedness evidenced by such Subordinated Obligations, provided that (i) such liens are subordinate to the liens and encumbrances in favor of Lender, (ii) the principal amount of the indebtedness so secured is not increased and (iii) such liens do not attach to any other property; and (k) liens on the assets of Medicine Made Easy ("MME") pursuant to the Security Agreement dated November __, 2001, between Bergen Brunswig Drug Company and MME, which shall be released or subordinated to the liens and encumbrances in favor of Lender no later than July 30, 2003."

                  (b) Article I of the Loan Agreement is hereby amended by inserting the following:

                          "SECTION 1.47(A). STOCK PURCHASE AGREEMENT. `Stock
                  Purchase Agreement' means that certain Stock Purchase Agreement, dated May 1, 2003, by and among Moms Pharmacy, Inc., Allion, Darin A. Peterson and Allan H. Peterson.

                           SECTION 1.47(B). SUBORDINATED OBLIGATIONS.
                  `Subordinated Obligations' means, collectively, (i) those certain Subordinated Secured Promissory Notes due May 1, 2004 issued by Allion on May 1, 2003 to Darin A. Peterson and Allan H. Peterson, in an aggregate original principal amount of $1,150,000, (ii) those certain Subordinated Secured Promissory Notes due May 1, 2005 issued by Allion on May 1, 2003 to Darin A. Peterson and Allan H. Peterson, in an aggregate principal amount of $1,250,000 and (iii) that certain Indemnity Agreement between Borrower and John Pappajohn dated as of November 1, 2000.

                           SECTION 1.47(C). SUBORDINATION AGREEMENT.
                  `Subordination Agreements' means, collectively, (i) that certain Subordination Agreement, dated as of January 31, 2003, by and among Borrower, Lender and John Pappajohn and (ii) that certain Subordination Agreement, dated as of May 1, 2003, by and among Borrower, Lender, Darin A. Peterson and Allan H. Peterson."

                  (c) The penultimate sentence of Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "All funds transferred from the Concentration Account for application to Borrower's indebtedness to Lender shall be applied to reduce the Loan balance, but for purposes of calculating interest shall be subject to a five (5) Business Day clearance period."

                  (d) Section 2.8(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(a) Subject to Lender's right to cease making
                  Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of seven (7) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter upon the mutual written agreement of the parties."

                  (e) Section 2.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(c) Upon at least fifteen (15) days prior written
                  notice to Lender (the "Termination Notice Period"), Borrower may terminate this Agreement before the end of the Term, provided that, at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to (i) two percent (2%) of the Maximum Loan Amount if the effective date of such termination is on or before May 28, 2004 and (ii) one percent (1%) of the Maximum Loan Amount if the effective date of such termination is after May 28, 2004 and before the end of the Term."

                  (f) Article IV of the Loan Agreement is hereby amended by inserting the following:

                           "SECTION 4.25. SUBORDINATED DEBT. Borrower has
                  delivered to Lender a complete and correct copy of the Subordinated Obligations (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Borrower has the corporate power and authority to incur the indebtedness evidenced by the Subordinated Obligations. The subordination provisions of the Subordinated Obligations and the Subordination Agreements are enforceable against the holders of the Subordinated Obligations by Lender. All Obligations constitute senior indebtedness entitled to the benefits of the subordination provisions contained in the Subordinated Obligations and the Subordination Agreements. Borrower acknowledges that Lender is permitting the indebtedness evidenced by the Subordinated Obligations in reliance upon the subordination provisions of the Subordinated Obligations, the Subordination Agreements and this Section 4.25."

                  (g) Section 6.1 of the Loan Agreement is hereby amended by deleting clause (ix) thereof in its entirety and inserting the following:

                  "(ix) as soon as available, copies of all financial statements and notices provided or received by Borrower with respect to the Subordinated Obligations, and, within two (2) Business Days after Borrower obtains knowledge of any matured or unmatured event of default with respect to the Subordinated Obligations, notice of such event of default; and (x) such additional information, reports or statements as Lender may from time to time request."

                  (h) Section 6.23 of the Loan Agreement is hereby amended and 0restated in its entirety to read as follows:

                           "SECTION 6.23. NET WORTH. Borrower will not at any
                  time allow its consolidated net worth, as computed in accordance with GAAP, to fall below -$1,000,000. Lender shall verify Borrower's compliance with this section by review of Borrower's annual audited financial statements, which are required to be delivered to Lender pursuant to Section 6.1."

                  (i) Section 7.1 of the Loan Agreement is hereby amended by (i) deleting the amount "$50,000.00" in clause (iv) thereof and inserting the amount "$250,000.00" and (ii) deleting the period at the end of clause (vii) thereof and inserting the following:

                  "; and (viii) indebtedness of Allion in respect of the Subordinated Obligations in an aggregate principal amount not to exceed $3,000,000 (in the case of such Subordinated Obligations issued to John Pappajohn) or $2,400,000 (in the case of such Subordinated Obligations issued to Darin A. Peterson and Allan H. Peterson)."

                  (j) Article VII of the Loan Agreement is hereby amended by inserting the following:

                           "SECTION 7.18. CHANGES RELATING TO SUBORDINATED DEBT.
                  Until the Obligations have been satisfied in full and the Agreement has been terminated in accordance with its terms, Borrower shall not agree to any amendment or waiver of any document in connection with the Subordinated Obligations.

                           SECTION 7.19. RESTRICTED PAYMENTS. Borrower will not
                  make any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any of the Subordinated Obligations, except scheduled payments of principal and interest with respect thereto and payments of principal with respect to the Subordinated Obligations issued to Darin A. Peterson and Allan
                  H. Peterson upon the occurrence of an Early Maturity Date thereunder (and as defined therein); PROVIDED that, both before and after giving effect to any such payment, (i) no default or Event of Default has occurred and is continuing and
                  (ii) such payment shall be made at such times as will permit the delivery of financial statements necessary to determine current compliance with the financial covenants set forth herein prior to each such payment."

                  (k) Article VIII of the Loan Agreement is hereby amended by inserting the following:

                           "(s) (i) any representation, warranty, certification
                  or statement made by Borrower in the Subordinated Obligations, the Subordination Agreements or the Stock Purchase Agreement or in any certificate, disclosure schedule, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made); (ii) any material provision of the Subordinated Obligations, the Subordination Agreements or the Stock Purchase Agreement shall for any reason cease to be valid, binding and enforceable against Borrower or any other party thereto for any reason, or Borrower or such other party shall so assert in writing; or
                  (iii) the Subordinated Obligations, the Subordination Agreements or the Stock Purchase Agreement shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any such party shall so assert in writing, or refuse or fail to perform in any material respect its obligations thereunder;"

                  (l) All the schedules to the Loan Agreement are hereby amended and restated in their entirety in the form of the schedules attached to this Amendment (the "Updated Schedules"). The Updated Schedules update all information as necessary to make the schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the Updated Schedules is true and correct as of the date of this Amendment. The Updated Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

         SECTION 5. CONSENT. In reliance on the information previously provided by Borrower to Lender regarding the Proposed Transaction, including but not limited to the fully executed Stock Purchase Agreement (together with any and all exhibits and schedules thereto), Lender hereby consents to the Proposed Transaction on the terms and conditions set forth in the Stock Purchase Agreement as in effect on the date hereof (including the issuance of the Subordinated Obligations and the Subordinated Security Agreement, dated May 1, 2003 relating thereto in favor of Darin A. Peterson and Allan H. Peterson), which consent is expressly subject to and conditioned on the Borrower's agreement, promptly following consummation of the Proposed Transaction, to execute and deliver to Lender any and all additional agreements, instruments or documents requested by Lender, and in form and substance satisfactory to Lender, for the purpose of enabling Borrower to grant to Lender and Lender to secure and perfect a first lien on and security interest in all of Borrower's right, title and interest in and to the Target Shares.

         SECTION 6. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

         SECTION 7. FEES; EXPENSES.

                  (a) In consideration of Lender's agreement to enter into this Amendment, including but not limited to its agreement to increase the Maximum Loan Amount hereunder, Borrower unconditionally agrees to pay to Lender a commitment fee (the "Fee") equal to Thirty Thousand and No/100 Dollars ($30,000.00), which Fee shall (a) be due and payable by Borrower on the date of the execution and delivery of this Amendment by Borrower, and (b) constitute a portion of the Obligations evidenced by the Note and secured by the Loan Agreement and other Loan Documents. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the Fee from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

                  (b) Notwithstanding anything in this Amendment to the contrary, in addition to the Fee, Borrower shall be responsible for payment of legal fees for the services of Lender's in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 5(b) from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

          SECTION 8. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

         SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective, as of April 21, 2003, on the date that all of the following conditions are satisfied in Lender's sole discretion (such date, the "EFFECTIVE DATE"):

                  (a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

                  (b) Lender shall have received an Amended and Restated Revolving Credit Note duly executed by an authorized officer of each entity comprising Borrower;

                  (c) Lender's receipt of a (i) Secretary's Certificate, (ii) Incumbency Certificate, (iii) Board of Directors Resolution and (iv) Certificate of Chief Financial Officer, in substantially the form provided to Borrower by Lender, for each entity comprising Borrower and duly executed as required by the terms of each such document;

(d) Lender's receipt of the Updated Schedules;

                  (e) Lender's receipt of an executed third party legal opinion substantially in substantially the form previously provided to Borrower.

                  (f) Lender shall have received fully executed copies of the Stock Purchase Agreement and the Subordinated Obligations, and all other agreements and instruments executed in connection therewith;

                  (g) (i) The Proposed Transaction shall have been consummated in accordance with the terms and conditions of the Stock Purchase Agreement as in effect on the date hereof, (ii) the issuance of the Subordinated Obligations shall have been consummated in accordance with the terms of the Subordinated Obligations as in effect on the date hereof and (iii) Borrower shall have received net cash proceeds of at least $4,250,000 in connection with the issuance of capital stock of Allion;

                  (h) Lender shall have received the Subordination Agreements, duly executed by an authorized officer of each entity comprising Borrower and each of the holders of the Subordinated Obligations;

                  (i) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

                  (j) the representations and warranties set forth in Section 5 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

          SECTION 10. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

          SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

          SECTION 12. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          SECTION 13. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.






                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 and Consent to Loan and Security Agreement to be executed as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.,
                                    a Delaware corporation


                                    By: /s/ R. HANES WHITELEY
                                       -----------------------------
                                    Name:   R. Hanes Whiteley
                                    Title:  Vice President

                                    BORROWERS:


                                    ALLION HEALTHCARE, INC.,
                                    a Delaware corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO



                                    MAIL ORDER MEDS, INC.,
                                    a Texas corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO



                                    MAIL ORDER MEDS OF NEW YORK, INC.,
                                    a New York corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO








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